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                         SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   November 14, 2002
                                                --------------------------------

                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                            1-8712                        62-0721803
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                   Identification
incorporation)                                                       No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (864) 271-7733

(Former name or former address, if changed since last report):  Not applicable





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Item 9.  Regulation FD Disclosure.

On November 14, 2002 the following written statements relating to the Bowater Incorporated's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 were furnished to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. These statements are attached as exhibits hereto.

(c)      Exhibits.

         o Certification by Chief Executive Officer of Quarterly Report on Form 10-Q for the period ended September 30, 2002.

         o Certification by Chief Financial Officer of Quarterly Report on Form 10-Q for the period ended September 30, 2002.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         BOWATER INCORPORATED
                                         (Registrant)


Date: November 14, 2002             By:           /s/ David G. Maffucci
                                         ---------------------------------------
                                         Name: David G. Maffucci
                                         Title: Executive Vice President and
                                                Chief Financial Officer


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                                    EXHIBITS

99.1 Certification by Chief Executive Officer of Quarterly Report on Form 10-Q for the period ended September 30, 2002.

99.2 Certification by Chief Financial Officer of Quarterly Report on Form 10-Q for the period ended September 30, 2002.